COMSTOCK PARTNERS
  STRATEGY FUND, INC.
10 EXCHANGE PLACE
SUITE 2010
JERSEY CITY, NJ 07302-3913

                                                           [LOGO]

                                             COMSTOCK PARTNERS
                                            STRATEGY FUND, INC.

503/502 SA 9510

                                                              SEMI-ANNUAL REPORT
                                                                OCTOBER 31, 1995

DEAR FELLOW SHAREHOLDER:

For some time we have regarded the investment climate as risky and have considered the general stock market to be overvalued. Until equities retreat to a more attractive level, we have focused on raising the income component of the portfolio. As a result, we have raised the level of the monthly income dividend 25% over the last six months to $.05 per class O share by reducing the exposure to gold securities and de-emphasizing other bear market strategies.

The income-bearing group of securities has provided positive returns during the six-month period ended October 31, 1995, except for a loss in the currency portion of the Deutsch Mark related securities during the short period of time when the position was not hedged. The hedge has since been reinstated. In addition, losses were incurred as the Fund attempted to profit from a declining stock market by purchasing put options. This strategy proved to be unprofitable. The combination of these losses and a cautious stance toward the stock and bond markets in the US explains the relative performance of the Fund versus the Lehman Brothers Government/Corporate Bond Index and the Standard & Poor's 500 Composite Index.

For the six months ended October 31, 1995, the Fund has continued to hold a diversified group of securities that we believe will provide good overall returns through both income and capital appreciation. That list presently includes US government notes, gold-related securities, foreign fixed-income securities, dividend yielding equities, and Interest Only mortgage-related securities ("IOs"). Additionally, the Fund has attempted to achieve capital appreciation by purchasing puts on the US stock market and the Japanese Yen, and shorting the Hong Kong dollar.

The Fund's gold-related securities now represent less than 15% of the total portfolio. The gold shares have not added to the Fund's performance over the last six months. The environment for gold bullion has not changed much during the past few years. At first glance, the demand for gold bullion appears to exceed the new supply of the metal, leading one to believe that the price should rise. But, in fact, we believe that the selling of existing stockpiles by Central Banks and the forward sales by producers have prevented the gold price from rising. We believe that these sales would be constrained sharply if the gold price were to rise above $400 per ounce. A small shift in investors' attitudes away from financial assets and into "safe havens" such as gold is all that we believe would be needed to alter the existing balance between supply and demand.

The Fund has maintained approximately a 32% position in securities denominated in Deutsch Marks, Swiss Francs, and Dutch Guilders, and the foreign currency exposure has been hedged over the last six months. While we still believe in the secular case for a weaker dollar, it currently appears that a cyclical rebound in the dollar is underway. In the short run, this investment class has added to income for the Fund. But, over the long run we believe that currency gains may add to the Fund as a result of diversifying into harder currencies.

The Fund has purchased New Zealand government bonds, presently equaling about 4% of its assets. In our view, New Zealand appears to have achieved both fiscal and monetary discipline which should lead to low inflation, a strong bond market, and a stable currency. The New Zealand dollar has remained virtually unchanged versus the dollar since the Fund purchased them.

While Canada appears to be in flux over its status as a united country, its currency appears to offer value. Using traditional valuation measures, we believe the Canadian dollar is undervalued versus the US dollar and the strong impetus to balance the Canadian government's budget should provide the catalyst to drive the currency higher. While the Fund's Canadian bonds have rallied since their purchase, the currency has weakened somewhat. Canadian notes now represent 7% of the Fund.

South Africa appears to be on the road to rejoining the world economy. The positive side effects of this change have been seen in a stronger economy, lower inflation, and increased inflows of foreign capital. These characteristics have driven interest rates lower, adding positively to the Fund's returns over the last six months. About 10% of the Fund is currently invested in South Africa.

The emerging market fixed-income securities in the Fund's portfolio have been broadened to include Brady bonds of Venezuela, Argentina, and Nigeria. These now represent about 4% of the Fund's assets, and have increased in value in tandem with the US fixed-income market as US interest rates have declined.

The income-producing equities that the Fund holds are composed of a number of special situations. Oddly enough, while the US equity market is, in our opinion, generally overvalued, the Fund owns some real estate related securities (REITs) that appear to offer great value with yields in some cases above 10%. These investments as a whole now equal about 6% of the Fund.

The Fund owns a number of closed-end funds in the Czech Republic which trade at significant discounts to their net asset value, offer an acceptable yield and provide prospects for growth. In addition, the Fund has purchased closed-end funds that invest in Russia and Vietnam. We believe that these investments, which together represent 1% of the Fund, offer good potential rewards over the long run and justify the risks of investing in emerging markets.

The mortgage IO securities market has suffered a decline as prepayment rates have risen due to the drop in interest rates over the last six months. The IOs are presently about 2% of the Funds assets.

The Fund owns S&P 500 put options that would benefit from a decline in the stock market. The stock market continues to enter uncharted valuation levels, reaching a historic all-time low dividend yield of 2.25%. While this valuation parameter has been greatly debated, we still feel that the rationale that "it is different this time" will prove to be wishful thinking as was witnessed during previous speculative market peaks. We also understand that a low dividend yield alone usually does not lead to lower stock prices, but in many cases is a necessary ingredient. The driving forces behind higher stock prices remain lower interest rates, low inflation, and strong earnings. We continue to monitor many other indicators which we believe can help to accurately predict the future financial environment. These are still giving us negative readings, but in an attempt to de-emphasize some of our riskier positions, we have not been as aggressive with our put purchases as in the past. Many of the puts have declined greatly in value and have caused most of the relative underperformance.

The Fund has maintained its short position in the Hong Kong (HK) dollar versus the US dollar in anticipation of a possible devaluation of the currency. The HK dollar is presently pegged to the US dollar. We still favor this investment because we believe it presents an excellent risk/reward ratio. In our view, it appears that there is little chance of the HK dollar becoming valued upward because, since 1991, the HK inflation rate has been more than triple the US inflation rate. This overvaluation has been masked, we believe, by the euphoria surrounding the Far East and, in particular, China.

The Fund owns put options on the Japanese Yen and bond market that have appreciated since their acquisition. These options represent about 1% of the Fund's assets. While the Japanese Yen has appeared overvalued for some time, the key change of late has been the deterioration of the massive trade surplus that Japan has enjoyed versus the US. The value of these puts has added to the Fund's returns.

In summary, the Fund is positioned to receive a greater portion of its total return in the form of income through a diversified group of securities comprised of international and domestic governmental fixed-income instruments, gold-related securities, higher-yielding equities, and mortgage products such as the IOs. In addition, we will continue to seek attractive risk/reward opportunities such as the Japanese Yen, the Hong Kong dollar and special situations in the US stock market to enhance the total return provided by the income-producing securities.

The objective of the Fund is to maximize total return. We feel that this can be best achieved through a value investing approach emphasizing current income while continuing to seek opportunities for capital appreciation.

                                                     Sincerely,

                                                     Comstock Partners, Inc.
                                                     Investment Policy Committee
Jersey City, New Jersey
December 22, 1995

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund, Inc. Schedule of Investments   (Unaudited)  As
of October 31, 1995

                          S&P    MOODY'S       FACE AMOUNT/                                                         VALUE
                         RATING* RATING*        SHARES HELD                         ISSUE                         (NOTE 1A)
BONDS
Brady Bonds -- 3.2%       UNR     UNR         $     5,000,000  Central Bank of Nigeria Par Bonds 6.250% due
                                                                11/15/2020                                       $  2,343,750
                          UNR      B2               2,000,000  Republic of Argentina Par Bonds FRN 5.000% due
                                                                3/31/2023                                             952,500
                          UNR     Ba3              13,750,000  Republic of Venezuela Par Bonds Series A 6.750%
                                                                due 3/31/2020                                       7,098,438
                                                                                                                 ------------
                                                                                                                   10,394,688
                                                                                                                 ------------
Corporate -- 4.8%         UNR     UNR               2,000,000  Bema Gold Corp. 7.500% due 2/28/2000                 2,140,000
                          BBB-    Ba2              11,110,000  Homestake Mining Co. 5.500% due 6/23/2000 (a)       11,221,100
                          UNR     UNR               2,000,000  Pegasus Gold, Inc. 6.250% due 4/30/2002 (a)          1,980,000
                                                                                                                 ------------
                                                                                                                   15,341,100
                                                                                                                 ------------
U.S. Government Agency                                         Federal National Mortgage Association
                                                                Interest-Only Stripped Securities:
Obligations -- 2.4%       AAA     Aaa              32,681,385  Trust 267 - 2 8.50% due 10/25/2024                   7,843,532
                                                                                                                 ------------
U.S. Government                                                United States Treasury Notes:
Obligations -- 19.0%      UNR     Aaa                 140,000   7.875% due 2/15/1996                                  140,897
                          UNR     Aaa              60,380,000   8.875% due 2/15/1996                               60,927,194
                                                                                                                 ------------
                                                                                                                   61,068,091
                                                                                                                 ------------
Foreign Government                                             Canadian Government:
Obligations -- 48.5%      UNR     Aa1    CAD       11,275,000   10.500% due 10/01/2004                              9,976,463
                          UNR     Aa1    CAD       12,125,000   10.750% due 3/15/1998                               9,831,960
                          AAA     Aaa    CHF       15,000,000  Republic of Austria 4.500% due 2/12/2000            13,880,360
                                                               Republic of Deutschland:
                          UNR     Aaa    DEM       46,000,000   8.875% due 12/20/2000                              37,293,138
                          UNR     Aaa    DEM       46,170,000   9.000% due 10/20/2000                              37,542,704
                          UNR     UNR    NLG       11,000,000  Netherlands Government 7.250% due 7/15/1999          7,448,324
                                                               New Zealand Government:
                          UNR     Aaa    NZD        7,500,000   10.000% due 7/15/1997                               5,160,088
                          UNR     Aaa    NZD        7,500,000   10.000% due 3/15/2002                               5,663,922
                          UNR     UNR    SAR       65,960,850  Republic of South Africa 13.000% due 8/31/2010      16,093,469
                                                               South African Escom Bond:
                          UNR     UNR    SAR       29,679,400   11.000% due 6/01/2008                               6,412,246
                          UNR     UNR    SAR        6,000,000   13.500% due 8/01/2020                               1,505,911
                          UNR     UNR    SAR       19,020,000   15.000% due 10/01/1998                              5,325,757
                                                                                                                 ------------
                                                                                                                  156,134,342
-----------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS IN BONDS (COST $236,480,980) -- 77.9%                 250,781,753
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
Chemical -- 0.3%                                       65,000  PT Tri Polyta Indonesia, ADR-                        1,007,500
                                                                                                                 ------------
Country Fund -- 0.9%                                    5,000  Bankovni Investment Fund (b)                           233,957
                                                      127,000  Fleming Russia Securities Fund (b)                     889,000
                                                       20,000  Harvardsky Dividend Investment Fund (b)                523,300
                                                       77,600  Lazard Vietnam Fund, Ltd. (b)                          814,800
                                                        9,665  Privatization Investment Fund (b)                      195,294
                                                        5,000  Rentiersky Investment Fund (b)                         201,490
                                                                                                                 ------------
                                                                                                                    2,857,841
                                                                                                                 ------------

Mining -- 3.2%                                        108,100  Beatrix Mines, Ltd., ADR-                              932,363
                                                      145,000  Driefontein Consolidated Ltd., ADR-                  1,595,000
                                                      315,000  East Rand Gold & Uranium Company, Ltd., ADR-           913,500
                                                      210,000  Elandsrand Gold Mining, Ltd., ADR-                   1,155,000
                                                      113,000  Free State Consolidated Gold Mines Ltd., ADR-        1,066,437
                                                      300,000  Hartebeestfontein Gold, ADR-                           750,000
                                                      125,000  Randfontein Estates Gold Mining Company
                                                                Witwatersrand Ltd., ADR-                              687,500
                                                      295,000  Vaal Reefs Exploration & Mining Company, Ltd.,
                                                                ADR-                                                1,677,813
                                                      250,000  Vengold Inc. (b)                                       265,625
                                                      146,000  Vengold Inc. (a) (b)                                   164,338
                                                      150,000  Winkelhaak Mines, Ltd., ADR-                         1,190,625
                                                                                                                 ------------
                                                                                                                   10,398,201
                                                                                                                 ------------
Natural Gas -- 0.5%                                    70,000  UGI Corp.                                            1,470,000
                                                                                                                 ------------
Oil -- 1.2%                                            17,000  Amoco Corp.                                          1,085,875
                                                       50,000  Pennzoil Co.                                         1,887,500
                                                       50,000  YPF (S.A.), ADR-                                       856,250
                                                                                                                 ------------
                                                                                                                    3,829,625
                                                                                                                 ------------
Real Estate Investment                                 20,000  Alexander Haagen Properties, Inc.                      220,000
Trusts -- 2.8%                                         40,000  Equity Inns, Inc.                                      470,000
                                                       56,200  Essex Property Trust, Inc.                           1,025,650
                                                       62,000  Factory Stores of America, Inc.                      1,193,500
                                                      105,000  G & L Realty Corp.                                   1,063,125
                                                       45,936  HGI Realty, Inc.                                     1,016,334
                                                       67,800  Kranzco Realty Trust                                 1,033,950
                                                       92,000  Mark Centers Trust                                     989,000
                                                       69,000  RFS Hotel Investors, Inc.                            1,043,625
                                                       90,000  South West Property Trust                            1,091,250
                                                                                                                 ------------
                                                                                                                    9,146,434
                                                                                                                 ------------
Retail -- 0.5%                                         45,000  Melville Corp.                                       1,440,000
                                                                                                                 ------------
Telecommunications -- 0.8%                             45,000  BCE, Inc.                                            1,513,125
                                                       25,000  US West, Inc.                                        1,190,625
                                                                                                                 ------------
                                                                                                                    2,703,750
-----------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS IN COMMON STOCKS (COST $34,787,974) -- 10.2%           32,853,351
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund, Inc. Schedule of Investments (Unaudited) (concluded) As of October 31, 1995

                          S&P    MOODY'S       FACE AMOUNT/                                                         VALUE
                         RATING* RATING*        SHARES HELD                         ISSUE                         (NOTE 1A)
PREFERRED STOCKS
Mining -- 10.1%                                        55,000  Amax Gold, Inc. $3.75 convertible pfd.            $  2,598,750
                                                       15,000  Battle Mountain Gold Co. $3.25 convertible pfd.        716,250
                                                       79,200  Freeport McMoran Copper & Gold, Inc. $1.00
                                                                convertible pfd. A                                  1,890,900
                                                      100,000  Freeport McMoran Copper & Gold, Inc. $1.122
                                                                convertible pfd. B                                  3,350,000
                                                      113,800  Freeport McMoran Copper & Gold, Inc. $1.122
                                                                convertible pfd. C                                  3,584,700
                                                      381,000  Newmont Mining Corp. $2.75 convertible pfd. (a)     20,478,750
-----------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN PREFERRED STOCKS (COST $34,977,050) -- 10.1%              32,619,350
-----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES**                                        United States Treasury Bills:
U.S. Government           UNR     Aaa         $       150,000   5.190% due 12/14/95                                   149,070
Obligations -- 0.2%       UNR     Aaa                 110,000   5.250% due 12/14/95                                   109,315
                          UNR     Aaa                 515,000   5.360% due 2/15/96                                    506,918
-----------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SHORT-TERM SECURITIES (COST $765,374) -- 0.2%                765,303
-----------------------------------------------------------------------------------------------------------------------------
Total investments (cost $307,011,378) -- 98.4%                                                                    317,019,757
Put options purchased (cost $20,587,732) -- 2.2%+                                                                   7,151,529
Unrealized depreciation on foreign exchange contracts --
(1.4%)++                                                                                                           (4,731,170)
Other assets less liabilities -- 0.8%                                                                               2,536,361
                                                                                                                 ------------
Net Assets -- 100.0%                                                                                             $321,976,477
                                                                                                                 ------------
                                                                                                                 ------------
+ Put options purchased as of October 31, 1995 are as
follows:

                                PAR VALUE/SHARES                                   EXPIRATION DATE/      VALUE
                                 SUBJECT TO PUT                ISSUE                EXERCISE PRICE     (NOTE 1A)
                           YEN    2,730,000,000    Japanese Government Bond #174  May 96/$1.26128     $  3,876,600
                                                   4.600% due 9/20/2004
                         $           29,800,000    U.S. Treasury Bonds            Apr. 96/$103.0781         35,760

                                   NUMBER OF
                                   CONTRACTS
                                          455      S&P 500 Index Put                 Dec. 95/375               2,844
                                          455      S&P 500 Index Put                 Dec. 95/400               2,844
                                          640      S&P 500 Index Put                 Dec. 95/485              40,000
                                          794      S&P 500 Index Put                 Mar. 96/484.220          73,076
                                          950      S&P 500 Index Put                 Mar. 96/500             225,625
                                          225      S&P 500 Index Put                 Jun. 96/450              40,781
                                          665      S&P 500 Index Put                 Jun. 96/475             182,875
                                          670      S&P 500 Index Put                 Jun. 96/500             309,875
                                          715      S&P 500 Index Put                 Jun. 96/550             804,375
                                          240      S&P 500 Index Put                 Sep. 96/550             321,000
                                          135      S&P 500 Index Put                 Dec. 96/525             154,406
                                          500      S&P 500 Index Put                 Dec. 96/550             809,375
                                          265      S&P 500 European Index Put        Dec. 96/450               3,312
                                        2,520      S&P Flex Index Option             Dec. 96/450              63,000
                                          135      S&P Flex Index Option             Dec. 96/525             171,281
                                            8      Philadelphia Semiconductor Index  Jun. 96/280              34,500
                                                                                                        ------------
                                                   Total Put Options Purchased                          $  7,151,529
                                                                                                        ------------
                                                                                                        ------------

++Foreign exchange contracts as of October 31, 1995 are as follows:

      EXPIRATION           CURRENCY                               CURRENCY                VALUE
         DATE              PURCHASED         COST                   SOLD                (NOTE 1A)
---------------------------------------------------------------------------------------------------
November 1995             U.S. Dollar    $   7,308,037         Dutch Guilder          $   6,990,881
November 1995             U.S. Dollar       72,307,353       German Deutschmark          69,095,798
November 1995             U.S. Dollar       12,815,187          Swiss Franc              11,855,607
March 1996                U.S. Dollar       40,042,113        Hong Kong Dollar           40,000,000
---------------------------------------------------------------------------------------------------
Total Foreign Currency
 Contracts                               $ 132,673,456                                $ 127,942,286
                                         -------------                                -------------
                                         -------------                                -------------

-  American Depositary Receipt (ADR).
*  UNR -- Unrated by Standard & Poor's or Moody's.
** These securities are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At October 31, 1995, the market value of the securities was $33,844,188, or 10.5% of net assets.
(b) Non-income producing.

    Glossary:

    FRN -- Floating Rate Note.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund, Inc. Statement of Assets and Liabilities (Unaudited) As of October 31, 1995

ASSETS:
Investments at value (amortized cost, $307,011,378) (Note
 1a)........................................................               $317,019,757
Put options purchased (cost, $20,587,732) (Note 1a).........                  7,151,529
Receivables:
        Interest............................................  $6,212,119
        Capital stock sold..................................     985,429
        Dividends...........................................     230,004      7,427,552
                                                              ----------
Other assets................................................                    153,104
                                                                           ------------
        Total assets........................................                331,751,942
                                                                           ------------

LIABILITIES:
Payables:
        Capital stock redeemed..............................   1,882,260
        Dividends to Shareholders (Note 1f).................   1,638,489
        Unrealized depreciation on foreign exchange
         contracts..........................................   4,731,170
        Payable for forward contract -- closed (Note 1).....     923,256
        Investment advisory fees (Note 2)...................     166,459
        Distributor fees (Note 2)...........................      83,081
        Administrative fees (Note 2)........................      61,839      9,486,554
                                                              ----------
Accrued expenses and other liabilities......................                    288,911
                                                                           ------------
        Total liabilities...................................                  9,775,465
                                                                           ------------
Net Assets..................................................               $321,976,477
                                                                           ------------
                                                                           ------------
NET ASSETS CONSIST OF:
        Class O Common Stock, $0.001 par value, 150,000,000
         shares authorized..................................               $273,986,605
        Class A Common Stock, $0.001 par value, 150,000,000
         shares authorized..................................                 63,025,453
        Class C Common Stock, $0.001 par value, 200,000,000
         shares authorized..................................                     96,453
        Undistributed investment income -- net..............                 14,490,152
        Accumulated realized foreign currency transaction
         losses -- net......................................                 (5,523,243)
        Accumulated realized loss on investments -- net.....                (16,012,418)
        Unrealized depreciation on investments -- net.......                 (3,427,824)
        Unrealized depreciation on foreign currency
         transactions -- net................................                 (4,658,701)
                                                                           ------------
Net Assets..................................................               $321,976,477
                                                                           ------------
                                                                           ------------
NET ASSET VALUE:
Class O Shares -- Based on net assets of $264,636,040 and
 29,993,986 shares outstanding..............................                      $8.82
                                                                           ------------
                                                                           ------------
Class A Shares -- Based on net assets of $57,244,930 and
 6,491,050 shares outstanding...............................                      $8.82
                                                                           ------------
                                                                           ------------
Class C Shares -- Based on net assets of $95,507 and 10,833
 shares outstanding.........................................                      $8.82
                                                                           ------------
                                                                           ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund, Inc. Statement of Operations for the Six Months Ended October 31, 1995 (Unaudited)

                                                                   TOTAL FUND
                                                                   -----------

INVESTMENT INCOME (NOTE 1E):
Interest and discount earned.....................................  $11,927,403
Dividends (net of withholding tax of $75,273)....................    1,428,571
                                                                   -----------
        Total investment income..................................   13,355,974
                                                                   -----------
EXPENSES:
Investment advisory fees (Note 2)................................    1,075,531
Administrative fees (Note 2).....................................      396,215
Shareholder servicing fees.......................................      323,494
Legal fees.......................................................      109,781
Custodian fees...................................................      104,526
Distributor fees (Note 2)........................................       77,237
Printing and shareholder reports.................................       61,300
Registration fees................................................       49,951
Insurance........................................................       44,410
Directors' fees and expenses.....................................       21,088
Audit fees.......................................................       12,305
Service and distribution plan (Note 2)...........................          899
Other operating expenses.........................................        1,409
                                                                   -----------
        Total expenses...........................................    2,278,146
                                                                   -----------
INVESTMENT INCOME -- NET.........................................   11,077,828

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS (NOTES 1B, 1C, 1E & 3):
Realized gain on investments -- net..............................   15,463,043
Realized loss on options expired -- net..........................  (12,507,375)
Realized loss on futures transactions -- net.....................   (1,451,456)
Realized foreign currency transactions gain -- net...............    2,095,343
Change in unrealized appreciation/depreciation on investments --
 net.............................................................  (16,590,604)
Change in unrealized appreciation/depreciation on put options
 purchased -- net................................................    6,075,481
Change in unrealized appreciation/depreciation on foreign
 currency transactions -- net....................................   (4,843,444)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............  $  (681,184)
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund, Inc. Statements of Changes in Net Assets

                                                            FOR THE SIX
                                                            MONTHS ENDED
                                                            OCTOBER 31,        FOR THE YEAR
                                                                1995              ENDED
                                                            (UNAUDITED)       APRIL 30, 1995
                                                           --------------     --------------
OPERATIONS:      Investment income -- net................  $  11,077,828      $  29,207,784
                 Realized gain on investments -- net.....      1,504,212         37,031,839
                 Realized foreign currency transaction
                  gain (loss) -- net.....................      2,095,343         (1,573,852)
                 Change in unrealized appreciation
                  (depreciation) on investments -- net...    (16,590,604)       (34,460,316)
                 Change in unrealized appreciation
                  (depreciation) on put options purchased
                  -- net.................................      6,075,481        (21,228,136)
                 Change in unrealized appreciation
                  (depreciation) on foreign currency
                  transactions -- net....................     (4,843,444)           224,710
                                                           --------------     --------------
                 Net increase/decrease in net assets
                  resulting from operations..............       (681,184)         9,202,029
                                                           --------------     --------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS:    Investment income -- net:
                   Class O...............................     (8,474,531)       (22,343,442)
                   Class A...............................     (1,687,176)        (4,289,556)
                   Class C*..............................           (634)          --
                                                           --------------     --------------
                 Net decrease in net assets resulting
                  from dividends and disrtibutions.......    (10,162,341)       (26,632,998)
                                                           --------------     --------------
CAPITAL STOCK
TRANSACTIONS
(NOTE 4):        Net decrease in net assets derived from     (62,678,038)      (143,462,260)
                  capital stock transactions.............
                                                           --------------     --------------
                 Decrease in net assets, net of dividends
                  and distributions......................    (73,521,563)      (160,893,229)
NET ASSETS:      Beginning of period.....................    395,498,040        556,391,269
                                                           --------------     --------------
                 End of period...........................  $ 321,976,477      $ 395,498,040
                                                           --------------     --------------
                                                           --------------     --------------
                 Undistributed net investment income.....  $  14,490,152      $  13,574,665
                                                           --------------     --------------
                                                           --------------     --------------

* Class C shares were introduced on August 1, 1995.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund, Inc. Financial Highlights+

                                                 FOR THE SIX MONTHS
                                                       ENDED                    FOR THE YEAR       FOR THE YEAR
                                                  OCTOBER 31, 1995                 ENDED               ENDED
                                                    (UNAUDITED)                APRIL 30, 1995     APRIL 30, 1994
                                         ----------------------------------  ------------------  -----------------
                                          CLASS O     CLASS A    CLASS C+++  CLASS A   CLASS O   CLASS A  CLASS O
                                         ----------  ----------  ----------  --------  --------  -------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.... $   9.10    $  9.10     $  9.00     $ 9.41    $ 9.40    $ 9.27   $ 9.27
                                         ----------  ----------    -----     --------  --------  -------  --------
INCOME FROM INVESTMENT OPERATIONS
Investment income -- net................     0.36       0.27        0.11       0.52      0.66      0.68     0.77
Realized and unrealized gain (loss) on
 investments, put options purchased and
 foreign currency transactions -- net...    (0.38)     (0.30)      (0.17)     (0.34)    (0.44)     0.22     0.15
                                         ----------  ----------    -----     --------  --------  -------  --------
      Total from investment
       operations.......................    (0.02)     (0.03)      (0.06)      0.18      0.22      0.90     0.92
                                         ----------  ----------    -----     --------  --------  -------  --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from investment income --
 net....................................    (0.26)     (0.25)      (0.12)     (0.49)    (0.52)    (0.74 )  (0.77)
Dividends from realized transaction
 gains..................................    --         --          --          --        --       (0.02 )  (0.02)
Distributions from realized capital
 gains -- net...........................    --         --          --          --        --        --       --
                                         ----------  ----------    -----     --------  --------  -------  --------
      Total dividends and
       distributions....................    (0.26)     (0.25)      (0.12)     (0.49)    (0.52)    (0.76 )  (0.79)
                                         ----------  ----------    -----     --------  --------  -------  --------
NET ASSET VALUE, END OF PERIOD.......... $   8.82    $  8.82     $  8.82     $ 9.10    $ 9.10    $ 9.41   $ 9.40
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------
Total investment return (1).............    (0.21%)    (0.35%)     (0.43%)(3)   1.94%    2.39%     9.91 %  10.13%
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000)......... $264,636    $57,245     $    96     $65,874   $329,624  $91,454  $464,937
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------
Ratio of expenses to average net
 assets.................................     1.22%(4)    1.48%(4)    2.30%(4)   1.46%    1.14%     1.40 %   1.07%
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------
Ratio of expenses, excluding
 distribution fees, to average net
 assets.................................     1.22%(4)    1.23%(4)    1.30%(4)   1.21%    1.14%     1.08 %   1.07%
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------
Ratio of investment income -- net to
 average net assets.....................     6.21%(4)    5.96%(4)    5.14%(4)   5.83%    6.19%     6.85 %   7.57%
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------
Portfolio turnover rate.................       27%        27%         27%       100%      100%       31 %     31%
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------

                                            FOR THE YEAR
                                               ENDED         FOR THE    FOR THE
                                           APRIL 30, 1993      YEAR       YEAR
                                         ------------------   ENDED      ENDED
                                          CLASS               APRIL    APRIL 30,
                                           A++     CLASS O   30, 1992     1991
                                         --------  --------  --------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.... $ 9.55    $  9.56   $  9.48   $   10.07
                                         --------  --------  --------  ----------
INCOME FROM INVESTMENT OPERATIONS
Investment income -- net................   0.64       0.90      0.80        0.84
Realized and unrealized gain (loss) on
 investments, put options purchased and
 foreign currency transactions -- net...  (0.28)     (0.39)     0.08       (0.09)
                                         --------  --------  --------  ----------
      Total from investment
       operations.......................   0.36       0.51      0.88        0.75
                                         --------  --------  --------  ----------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from investment income --
 net....................................  (0.64)     (0.75)    (0.76)      (0.84)
Dividends from realized transaction
 gains..................................   --        (0.05)    (0.04)     --
Distributions from realized capital
 gains -- net...........................   --        --        --          (0.50)
                                         --------  --------  --------  ----------
      Total dividends and
       distributions....................  (0.64)     (0.80)    (0.80)      (1.34)
                                         --------  --------  --------  ----------
NET ASSET VALUE, END OF PERIOD.......... $ 9.27    $  9.27   $  9.56   $    9.48
                                         --------  --------  --------  ----------
                                         --------  --------  --------  ----------
Total investment return (1).............   5.42%(2)    5.70%    9.59%       8.66%
                                         --------  --------  --------  ----------
                                         --------  --------  --------  ----------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000)......... $23,492   $548,514  $810,700  $1,200,644
                                         --------  --------  --------  ----------
                                         --------  --------  --------  ----------
Ratio of expenses to average net
 assets.................................   1.41%(4)    1.06%    1.11%       0.93%
                                         --------  --------  --------  ----------
                                         --------  --------  --------  ----------
Ratio of expenses, excluding
 distribution fees, to average net
 assets.................................   1.07%(4)    1.06%    1.11%       0.93%
                                         --------  --------  --------  ----------
                                         --------  --------  --------  ----------
Ratio of investment income -- net to
 average net assets.....................   8.74%(4)    8.95%    8.03%       8.78%
                                         --------  --------  --------  ----------
                                         --------  --------  --------  ----------
Portfolio turnover rate.................     56%        56%       89%         16%
                                         --------  --------  --------  ----------
                                         --------  --------  --------  ----------

 + Fund converted to open-end status on August 1, 1991.

 ++ Class A shares were introduced on July 15, 1992. Except as indicated below, information is presented for the period from July 15, 1992 to April 30, 1993.

+++ Class C shares were introduced on August 1, 1995. Except as indicated below, information is presented for the period from August 1, 1995 to October 31, 1995.

(1) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions. Total investment returns prior to August 1, 1991 reflect performance of the Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.

(2) Total investment return is presented for the year ended April 30, 1993. For the period prior to July 15, 1992, total investment return does not reflect service and distribution fees because such fees were not paid during that period.

(3) Total investment return is presented for the six-month period ended October 31, 1995. For the period prior to August 1, 1995, total investment return is based upon the total investment return for Class A shares, and does not reflect the greater service and distribution fees and certain other expenses borne by Class C shares.

(4) Annualized.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED):

1. SIGNIFICANT ACCOUNTING POLICIES:
Comstock Partners Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end, management investment company. The Fund originally commenced operations in May of 1988 as a closed-end investment company. At a special meeting of shareholders on June 14, 1991, holders of a majority of the Fund's outstanding shares voted to approve the conversion of the Fund to an open-end investment company. The Fund converted to open-end status on August 1, 1991. On July 15, 1992, a second class of shares, Class A, was created and on August 1, 1995, a third class of shares, Class C, was created. Class C shares are subject to a contingent deferred sales charge. Class O, A, and C have identical voting, dividend, liquidation and other rights and the same terms and conditions except that Class A shares and Class C shares bear fees and expenses on an ongoing basis pursuant to the Class A Service and Distribution Plan and Class C Service and Distribution Plan, respectively. Class C shares bear additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements, and only the holders of Class A and Class C shares have voting rights with respect to matters pertaining to the Class A Service and Distribution Plan and Class C Service and Distribution Plan, respectively. Class O shares are no longer issued by the Fund except in connection with the reinvestment of dividends on outstanding Class O shares. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments - Securities listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices.

Securities traded in the over-the-counter market are valued on the basis of the mean between the bid and asked prices at the close of trading on such day by dealers that make markets in such securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued based on prices or quotes obtained from the broadest and most representative market.

Options purchased by the Fund are valued at the last bid price in the case of exchange-traded options, or in the case of options traded in the over-the-counter market, the average of the last bid price as obtained by two or more dealers.

Futures contracts are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by the Board of Directors.

Short-term debt securities having a maturity of 60 days or less from the valuation date are valued at amortized cost which approximates market value.

(b) Derivative financial instruments - The Fund may engage in various portfolio strategies to seek to generate income or gains or as a hedge against its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterpart does not perform under the contract.

Forward foreign exchange contracts - The Fund is authorized to enter into forward foreign exchange contracts to seek to generate income or gains or as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

Financial futures contracts - The Fund may purchase or sell financial futures contracts to seek to generate income or gains or as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Interest income (including amortization of discount) is recorded as earned. Realized gains and losses are determined on the identified cost basis.

(f) Dividends and Distributions - Dividends and distributions payable by the Fund are accrued on the ex-dividend date.

2. INVESTMENT ADVISORY, SUB-INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES:
The Fund has entered into an Investment Advisory Agreement with Comstock Partners, Inc. ("Comstock"). Comstock is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average daily net assets.

Comstock has entered into a Sub-Investment Advisory Agreement with The Dreyfus Corporation ("Dreyfus"). Under the terms of the Agreement, Dreyfus manages the short-term cash and cash equivalents of the Fund and provides investment research and other advice regarding the Fund's portfolio. Dreyfus also provides general advice regarding economic factors and trends, including statistical and other factual information. For such services, Comstock will pay out of its advisory fee a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets.

The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining the books and records of the Fund and preparing reports and other documents required by Federal, state and other applicable laws and regulations, and provides the Fund with administrative office facilities. For those services, the Fund pays a monthly fee at an annual rate equal to the greater of (i) $300,000 per annum ($25,000 per month), or (ii) 0.25% of the Fund's average daily net assets up to $100 million, 0.225% of the Fund's average daily net assets on the next $100 million, 0.20% of the Fund's average daily net assets on the next $400 million and 0.175% of the Fund's average daily net assets in excess of $600 million.

Premier Mutual Fund Services, Inc. serves as the Fund's distributor ("Distributor") pursuant to an agreement. Under the Fund's Class A Service and Distribution Plan (formerly the Account Maintenance Plan) (the "Class A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, the Class A shares bear the cost of (a) payment by the Fund to the Distributor for advertising, marketing and distributing Class A shares and for servicing Class A shareholders at an annual rate of 0.25%, payable monthly, of the value of the Fund's average daily net assets attributable to Class A shares and (b) additional 12b-1 expenses incurred in connection with the preparation, printing and distribution of the Fund's prospectus and statement of additional information used for other than regulatory purposes and distribution to existing shareholders and expenses of implementing the Class A Plan, the aggregate of such amounts under clause (b) not to exceed in any fiscal year the greater of $100,000 or .005% of the value of the Fund's average daily net assets attributable to the Class A shares. Under the Fund's Class C Service

2. INVESTMENT ADVISORY, SUB-INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES (CONTINUED):
and Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Class C shares bear the cost of (a) payment by the Fund to the Distributor for distributing the Fund's Class C shares at an annual rate of 0.75%, payable monthly, of the value of the Fund's average daily net assets attributable to Class C shares and (b) payments by the Fund to Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class C shares at an annual rate of 0.25% of the value of the average daily net assets of Class C shares.

Certain officers and/or directors of the Fund are officers and/or directors of Comstock.

3. PURCHASES AND SALES OF INVESTMENTS:
Purchases and sales of investments, excluding short-term and U.S. Government securities, for the six months ended October 31, 1995 were $71,002,924 and $82,908,136, respectively.

Realized and unrealized gains (losses) as of October 31, 1995 were as follows:

                                                      REALIZED       UNREALIZED
                                                        GAINS           GAINS
                                                      (LOSSES)        (LOSSES)
                                                    -------------   -------------
Long-term investments.............................  $ 15,466,435    $ 10,008,450
Short-term investments............................        (3,392)            (71)
Put options purchased.............................   (12,507,375)    (13,436,203)
Financial futures contracts.......................    (1,451,456)        --
Foreign currency transactions.....................     2,095,343      (4,658,701)
                                                    -------------   -------------
                                                    $  3,599,555    $ (8,086,525)
                                                    -------------   -------------
                                                    -------------   -------------

As of October 31, 1995, unrealized depreciation for Federal income tax purposes aggregated $3,477,762 of which $19,894,500 related to appreciated securities and $23,372,262 related to depreciated securities.

The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $327,649,048. In addition, at April 30, 1995 the Fund had a capital loss carryforward of $12,184,077 ($3,407,130 expiring April 30, 2000, $8,776,947 expiring April 30, 2001) available as a reduction of any future net capital gains realized.

4. CAPITAL STOCK TRANSACTIONS:
Transactions in shares of Class O capital stock were as follows:

FOR THE SIX MONTHS                                                    DOLLAR
ENDED OCTOBER 31, 1995                                 SHARES         AMOUNT
--------------------------------------------------  ------------  --------------
Shares sold.......................................       --             --
Shares issued to shareholders in reinvestment of
 dividends and distributions......................       271,974  $    2,423,597
                                                    ------------  --------------
Total issued......................................       271,974       2,423,597
Shares redeemed...................................    (6,519,572)    (58,425,575)
                                                    ------------  --------------
Net decrease......................................    (6,247,598) $  (56,001,978)
                                                    ------------  --------------
                                                    ------------  --------------


FOR THE YEAR                                                          DOLLAR
ENDED APRIL 30, 1995                                   SHARES         AMOUNT
--------------------------------------------------  ------------  --------------
Shares sold.......................................       --             --
Shares issued to shareholders in reinvestment of
 dividends and distributions......................       973,756  $    8,959,869
                                                    ------------  --------------
Total issued......................................       973,756       8,959,869
Shares redeemed...................................   (14,184,069)   (129,706,226)
                                                    ------------  --------------
Net decrease......................................   (13,210,313) $ (120,746,357)
                                                    ------------  --------------
                                                    ------------  --------------

Transactions in shares of Class A capital stock were as follows:

FOR THE SIX MONTHS                                                    DOLLAR
ENDED OCTOBER 31, 1995                                 SHARES         AMOUNT
--------------------------------------------------  ------------  --------------
Shares sold.......................................       422,952  $    3,742,375
Shares issued to shareholders in reinvestment of
 dividends and distributions......................        89,148         794,263
                                                    ------------  --------------
Total issued......................................       512,100       4,536,638
Shares redeemed...................................    (1,263,099)    (11,309,151)
                                                    ------------  --------------
Net decrease......................................      (750,999) $   (6,772,513)
                                                    ------------  --------------
                                                    ------------  --------------


FOR THE YEAR                                                          DOLLAR
ENDED APRIL 30, 1995                                   SHARES         AMOUNT
--------------------------------------------------  ------------  --------------
Shares sold.......................................     1,812,384  $   16,493,949
Shares issued to shareholders in reinvestment of
 dividends and distributions......................       239,773       2,221,042
                                                    ------------  --------------
Total issued......................................     2,052,157      18,714,991
Shares redeemed...................................    (4,530,821)    (41,430,894)
                                                    ------------  --------------
Net decrease......................................    (2,478,664) $  (22,715,903)
                                                    ------------  --------------
                                                    ------------  --------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED):

Transactions in shares of Class C capital stock were as follows:

FOR THE SIX MONTHS                                                    DOLLAR
ENDED OCTOBER 31, 1995                                 SHARES         AMOUNT
--------------------------------------------------  ------------  --------------
Shares sold.......................................        13,154  $      117,093
Shares issued to shareholders in reinvestment of
 dividends and distributions......................            52             466
                                                    ------------  --------------
Total issued......................................        13,206         117,559
Shares redeemed...................................        (2,373)        (21,106)
                                                    ------------  --------------
Net increase......................................        10,833  $       96,453
                                                    ------------  --------------
                                                    ------------  --------------

5. DIVIDENDS:
In November and December 1995 the Fund's Board of Directors declared ordinary income dividends for Class A, Class O and Class C shares as follows:

            AMOUNT PER SHARE
    --------------------------------
    CLASS O     CLASS A     CLASS C        PAYABLE DATE          RECORD DATE
    --------    --------    --------    ------------------    ------------------
    $0.04500    $0.04111    $0.04310    November 30, 1995     November 21, 1995
    $0.05000    $0.04813    $0.04192    December 29, 1995     December 20, 1995

                                     [LOGO]

                     COMSTOCK PARTNERS STRATEGY FUND, INC.
                               10 Exchange Place
                                   Suite 2010
                           Jersey City, NJ 07302-3913

    INVESTMENT ADVISER
    COMSTOCK PARTNERS, INC.
    10 Exchange Place
    Jersey City, NJ 07302-3913

    SUB-INVESTMENT ADVISER
    THE DREYFUS CORPORATION
    200 Park Avenue
    New York, NY 10166

    CUSTODIAN--DOMESTIC
    THE BANK OF NEW YORK
    110 Washington Street
    New York, NY 10286

    CUSTODIAN--INTERNATIONAL
    BROWN BROTHERS HARRIMAN & CO.
    40 Water Street
    Boston, MA 02109

    ADMINISTRATOR
    PRINCETON ADMINISTRATORS, L.P.
    P.O. Box 9011
    Princeton, NJ 08543-9011

    DISTRIBUTOR
    PREMIER MUTUAL FUND SERVICES, INC.
    One Exchange Place
    Boston, MA 02109
    Tel. 1-800-221-7930
        1-617-248-6497 (Boston)
        1-617-248-3789 (Boston)

    TRANSFER AGENT, DIVIDEND
    DISBURSING AGENT, AND
    SHAREHOLDER SERVICING AGENT
    DREYFUS TRANSFER, INC.
    1 American Express Plaza
    Providence, RI 02940-9671
    Tel. 1-800-645-6561

    INDEPENDENT AUDITORS
    DELOITTE & TOUCHE LLP
    University Square
    117 Campus Dr.
    Princeton, NJ 08540

    LEGAL COUNSEL
    SIMPSON THACHER & BARTLETT
    (a partnership which includes
    professional corporations)
    425 Lexington Avenue
    New York, NY 10017-3909

    OFFICERS & DIRECTORS
    Stanley D. Salvigsen, Chief Executive
      Officer and Chairman of the Board
    Charles L. Minter, President
      and Director
    M. Bruce Adelberg, Director
    E. W. Kelley, Director
    Robert M. Smith, Director
    Edward A. Leskowicz, Jr., Vice
      President, Treasurer and
      Chief Financial Officer
    W. Troy Hottenstein, Secretary
    Robert C. Ringstad, Assistant Secretary

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    General    information   regarding   the   Fund's   portfolio,   updated
    semi-monthly, is available by calling the Fund's Distributor (see above).

     This report is not authorized for use in connection with an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.